UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): March 28, 2008

ARC Wireless Solutions, Inc. (Exact name of registrant as specified in its charter)

Utah (State or Other Jurisdiction of Incorporation)

000-18122	87-0454148
(Commission File Number)	(IRS Employer Identification Number)

10601 West 48th Avenue Wheat Ridge, Colorado 80033 (Address of principal executive offices including zip code) (303) 421-4063 (Registrant's telephone number, including area code)

N/A (Former address, if changed since last report)

ITEM 2.02. Results of Operations and Financial Condition

On March 28, 2008 the Company issued a press release containing its financial results for the year ended December 31, 2007. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

ITEM 9.01. Financial Statements and Exhibits

Exhibit Number	Exhibit Title

99.1	Press release dated March 28, 2008 announcing results of operations for the year ended December 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC WIRELESS SOLUTIONS, INC.

Date: March 28, 2008	By: /s/ Monty R. Lamirato
Monty R. Lamirato
Chief Financial Officer